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                                                                   Exhibit 10.49

THIS VARIATION OF DEBENTURE is made the 22ND day of February 2002 (A Variation of the Collateral Charge is registered over West Bay Beach North, Block 11D, Parcel 40 and West Bay Beach North, Block 11D, Parcel 8)


BETWEEN:

(1) CONSOLIDATED WATER CO. LTD., a company incorporated under the laws of the Cayman Islands and having its registered office at the offices of Consolidated Water Co. Ltd., Trafalgar Place, West Bay Road, P.O. Box 1114 GT, Grand Cayman (hereinafter called "the Borrower") of the ONE PART; and


(2) ROYAL BANK OF CANADA., a banking corporation licensed to carry on business in the Cayman Islands with offices at P.O. Box 245, George Town, Grand Cayman (hereinafter called "the Bank") of the OTHER PART.

WHEREAS:

         (1) The Bank and the Borrower entered into a form of Debenture dated the 1st day of June 1979 (the "Debenture") to secure the loan of CI$200,000.00 borrowed from the Bank. A Supplemental Deed was entered into on the 30th day of April 1981 for an additional borrowing of CI$ 275,000.00. A second supplemental Deed to the Debenture was entered into on the 10th day of March 1983 for an additional borrowing. A third supplemental Deed to the Debenture was entered into on the 6th day of December 1984 for additional borrowing. A fourth Supplemental Deed to the Debenture was entered into on the 31st day of August 1989. A further Variation to the Debenture was entered into on the 11th day of October 1999;

         (2) The Bank and the Borrower have now agreed to enter into this Variation of Debenture to secure a further borrowing from the Bank of US$500,000.00 so that the total amount of the loan to the borrower shall be us$3,000,000.00;

         (3) The Bank and the Borrower have now agreed that the interest rate shall be at the Bank's US$ LIBOR rate plus 1.5%;

         (4) The Bank and the Borrower have now agreed to that the repayment of the loan shall be revolving.



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                                       2


NOW THIS DEED WITNESSES as follows:

1. Words and terms defined in this Variation of Debenture shall bear the same meaning herein as in the Debenture unless expressly provided to the contrary.

2. In consideration of the said agreement the Borrower and the Bank hereby agree the Debenture and the Variation of Debenture shall hereafter stand as security for all sums owing to the Bank from time to time up to maximum of US$3,000,000.00 (Three Million United States Dollars) altogether with interest thereon;

3.       The rate of interest payable shall be the Bank's US$ LIBOR plus 1.5%;

4.       The repayment of the loan by the Borrower shall be revolving;

5. The Bank hereby consents to the registration of a Variation of Collateral Charge over property being held as collateral security to the loan and being mentioned in the Schedule to this Variation of Debenture;

6. All other terms and conditions of the Debentures shall remain in full force and effect;

7. This Variation of Debenture shall be governed by and interpreted in accordance with Cayman Islands Law.



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IN WITNESS WHEREOF the parties have executed this Variation of Debenture as a deed the day and year first before written.

                                    SCHEDULE

All those parcels of land on Grand Cayman comprised within Registration Section West Bay Beach North Block 11D Parcel 8 and West Bay Beach North, Block 11D, Parcel 40

THE COMMON SEAL of                  )
CONSOLIDATED WATER CO. LTD.         )
Was hereunto affixed by             )
                                    )
In the presence of                  )           /s/ Frederick Mctaggart
                                                --------------------------------
                                    )               Director
                                    )
                                    )           /s/ Peter Ribbins
                                                --------------------------------
/s/ Jeffrey M. Parker               )               Secretary
-------------------------
Witness

THE COMMON SEAL of                  )
ROYAL BANK OF CANADA)
Was hereunto affixed by             )            /s/ G. Plamondon
                                                 -------------------------------
And by                              )                Director
In the presence of                  )
                                    )            /s/ Denise Ebanks
                                                 -------------------------------
                                    )                Asst. Secretary
/s/ John Broadbent                  )
-------------------------
Witness